Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Burgundy Technology Acquisition Corporation (the “Company”) for the period from June 4, 2020 (Date of Inception) through December 31, 2020,, as filed with the Securities and Exchange Commission (the “Report”), I, James Scott Mackey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date: March 23, 2021	By:	/s/ James Scott Mackey
James Scott Mackey
Chief Financial Officer
(Principal Financial Officer)